UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2013

AMERICAN BIO MEDICA CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-28666	14-1702188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

122 Smith Road, Kinderhook, NY	12106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 518-758-8158

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting of the Shareholders of American Bio Medica Corporation (the “Company”) held on June 20, 2013 (the “Annual Meeting”), at the Company’s corporate offices in Kinderhook, New York, the following matters were voted upon.

PROPOSAL NUMBER 1 – ELECTION OF DIRECTORS

Total Shares in Attendance:	17,186,275	Total Shares Outstanding (as of April 23, 2013):	22,166,336
Percent of Shares Voted:	77.5

Director	For	Percent	Withheld	Percent	Broker Non- Vote

Carl A. Florio	2,356,403	77.0	705,691	23.0	14,124,181

PROPOSAL NUMBER 2 – RATIFICATION OF AUDITORS

Total Shares in Attendance:	17,186,275	Total Shares Outstanding (as of April 23, 2013):	22,166,336
Percent of Shares Voted:	77.5

For	Percent	Against	Percent	Abstain	Percent	Broker Non- Vote
16,394,268	95.4	508,843	3.0	283,164	1.6	0

PROPOSAL NUMBER 3 – SHAREHOLDER APPROVAL OF THE 2013 EQUITY COMPENSATION PLAN

Total Shares in Attendance:	17,186,275	Total Shares Outstanding (as of April 23, 2013):	22,166,336
Percent of Shares Voted:	77.5

For	Percent	Against	Percent	Abstain	Percent	Broker Non- Vote
2,851,364	93.1	180,680	5.9	30,050	1.0	14,124,181

PROPOSAL NUMBER 4 – NON-BINDING ADVISORY RESOLUTION REGARDING THE COMPENSATION OF THE COMAPNYS NAMED EXECUTIVE OFFICERS

Total Shares in Attendance:	17,186,275	Total Shares Outstanding (as of April 23, 2013):	22,166,336
Percent of Shares Voted:	77.5

For	Percent	Against	Percent	Abstain	Percent	Broker Non- Vote
2,632,782	86.0	396,262	12.9	33,050	1.1	14,124,181

PROPOSAL NUMBER 5 - advisory vote related to the frequency at which the Company should include an advisory vote regarding the compensation of the Company’s named executive officers

Total Shares in Attendance:	17,186,275	Total Shares Outstanding (as of April 23, 2013):	22,166,336
Percent of Shares Voted:	77.5

1 year	Percent	2 years	Percent	3 years	Percent	Abstain	Percent	Broker Non-Vote
1,067,714	34.9	19,974	0.7	1,949,126	63.7	25,280	0.7	14,124,181

A description of the proposals can be found in the Company’s definitive proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on April 26, 2013.

The nominee for election to the Board of Directors was elected for a three year term ending in 2016, or until his successor is elected and duly qualified. In addition to the director elected at the Annual Meeting, Richard P. Koskey, Stan Cipkowski, Edmund M. Jaskiewicz and Jean Neff continued their term of office after the Annual Meeting.

In light of the votes cast in response to Proposal Number 5, the Board of Directors has resolved that the Company will include a shareholder vote on the compensation of its named executive officers in its proxy materials every three (3) years. Given this resolution, the next advisory vote on named executive officer compensation will be included in the Company’s Proxy Statement for the year ending December 31, 2015.

There were no other matters voted upon at the Annual Meeting other than the Proposals noted above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BIO MEDICA CORPORATION (Registrant)

Dated: June 25, 2013	By:	/s/ Melissa A. Waterhouse
Melissa A. Waterhouse
EVP, Regulatory Affairs
Chief Compliance Officer
Corporate Secretary